UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 25, 2025

AmpliTech Group, Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada	001-40069	27-4566352
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

155 Plant Avenue, Hauppauge, NY	11788
(Address of Principal Executive Offices)	(Zip Code)

(631)-521-7831

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or former address if changed from last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AMPG	The Nasdaq Stock Market LLC
Warrants to Purchase Common Stock	AMPGW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Revolving Line of Credit

On March 25, 2025, AmpliTech Group, Inc., a Nevada corporation (the “Company”), entered into a Bank Loan Agreement (the “Loan Agreement”) with Dime Community Bank (the “Bank”) for a revolving line of credit for up to $750,000 (the “Revolving Line of Credit”). The Company has established the Revolving Line of Credit for general working purposes and uses, as needed. As of the date of this filing, there is no outstanding balance on the Revolving Line of Credit. The term of the Loan Agreement expires once all indebtedness under the Revolving Line of Credit has been paid in full, or until such time as the Bank and the Company agree in writing to terminate the Loan Agreement. In addition to interest, the Company agreed to pay an annual fee of $500.00 on the anniversary date of each year the Loan Agreement is in effect, subject to change by the Bank with notice. Pursuant to an Assignment of Deposit Agreement dated March 25, 2025 between us and the Bank, the Revolving Line of Credit is secured by a demand deposit account with the Bank which requires us to have a balance no less than $814,635.

The Revolving Line of Credit is evidenced by a promissory note, which is due on demand, or if there is no demand, then on March 1, 2026, unless extended, modified or renewed (the “Note”). The Company has agreed to pay regular monthly payments of all accrued unpaid interest due as of each payment date, beginning April 1, 2025, with all subsequent interest payments to be due on the same day of each month thereafter. The Note bears a variable interest rate based on changes in the Wall Street Journal Prime Rate as published in the Wall Street Journal from time to time, plus 1.000%, provided however, under no circumstances will the interest rate be less than 6.250% per annum or more than the maximum rate allowed by applicable law. Late payment is subject to a fee of 5.000% of the regularly scheduled payment. In the event of default, the Note bears an interest at a rate per annum equal to 5.000% above the rate that is otherwise applicable to such amounts.

Among other things, the Loan Agreement contains customary representations and warranties, events of default, negative and affirmative covenants and financial covenants, and certain limitations on dispositions of assets. The Loan Agreement also contains usual and customary events of default (with customary grace periods, as applicable) and provides that, upon the occurrence of an event of default, payment of all amounts payable under the Note may be accelerated at the Bank’s option and/or the Bank’s commitment and obligations will terminate without notice to the Company.

The foregoing descriptions of the Loan Agreement and the Note do not purport to be a complete statement of the parties’ rights under such agreements and are qualified in their entirety by reference to the full text of the Loan Agreement and the Note, which are attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively to this Current Report on Form 8-K and incorporated by reference herein.

Asset Purchase Agreement

On March 26, 2025, the Company entered into an asset purchase agreement with Titan Crest, LLC, a Delaware limited liability company (the “Seller”), and its affiliate, to purchase certain assets including intellectual property used in developing, manufacturing, marketing and selling products that use radio frequency technology (“5G ORAN radio products”) (the “Asset Purchase Agreement”). The Asset Purchase Agreement contains customary representations and warranties and covenants by each party. In addition to customary closing conditions, the closing of the transactions and the payment of the purchase price contemplated by the Asset Purchase Agreement is conditioned upon certain conditions, including but not limited to (i) the issue of a purchase order from Telus for fiscal year delivery to the Company, (ii) a purchase order between the Company and the Seller or its affiliate pursuant to which the Seller will assist in manufacturing the products to be sold to Telus to meet its purchase order, and (iii) receipt of correspondence from Telus to the Company, indicating Telus’ intention to issue purchase orders (including Telus’ initial purchase order) which purchase orders will be spread out over 3 years (“Telus Subsequent Purchase Orders”).

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The aggregate purchase price for the assets is $8,000,000 which consists of $3,000,000 in cash and $5,000,000 in restricted shares of common stock of which the first $2,500,000 in cash and $2,500,000 in restricted common stock will be issued upon the procurement of the Telus’ initial purchase order and receipt of assurance of the Telus Subsequent Purchase Orders; and that the remaining $500,000 in cash to be paid on December 5, 2025 and $2,500,000 in shares of restricted common stock will be issued to Company upon the transfer of the 5G ORAN radio products’ technology and intellectual property rights by the Seller to the Company.

In addition, under the Asset Purchase Agreement, the parties are obligated, subject to certain limitations, to indemnify the other for certain customary and other specified matters, including breaches of representations and warranties, breaches of covenants and for certain liabilities and third-party claims. Further, the Seller and its affiliate, jointly and severally, agreed for a period of 10 years not to engage in certain competitive activities with respect to the business or proposed business relating to the assets sold to the Company. In addition, the Asset Purchase Agreement contemplates that after the closing, the Company and the Seller will enter short-term transition services agreements for up to two of the Seller’s employees to provide Company assistance in the assignment and transfer of the purchased assets from the Seller to the Company for a fee not to exceed $430,000.

In connection with the transaction, Seller’s affiliate agreed to transfer all of its rights, title and interest in 5G ORAN radio products technology and intellectual property rights to Seller. Subsequent to the transaction, Seller’s affiliate will continue its business and retain its employees focusing on software solutions and services.

The foregoing descriptions of the Asset Purchase Agreement does not purport to be a complete statement of the parties’ rights under such agreement and are qualified in their entirety by reference to the full text of the Asset Purchase Agreement, which is attached hereto as Exhibit 10.3 to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information disclosed in Item 1.01 of this Current Report on Form 8-K relating to the Revolving Line of Credit is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Bank Loan Agreement
10.2	Promissory Note
10.3†	Form of Asset Purchase Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

† Pursuant to item 601(b)(10)(iv) of Regulation S-K, certain information has been excluded because it is both not material and the type of information that the registrant treats as private or confidential.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMPLITECH GROUP INC.

Date: March 31, 2025	By:	/s/ Fawad Maqbool
	Name:	Fawad Maqbool
	Title:	Chief Executive Officer

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